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                                    Exhibit 3
                        Specimen Common Stock Certificate








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                         COUNTERSIGNED AND REGISTERED:
                                    NATIONAL CITY BANK          TRANSFER AGENT
                                    (CLEVELAND, OHIO)            AND REGISTRAR


                         BY

                                                          AUTHORIZED SIGNATURE


                           [GLB BANCORP, INC. LOGO]


                              GLB BANCORP, INC.


NUMBER                                                          SHARES

                                                         CUSIP  361778 10 3



THIS                                                      SEE REVERSE FOR
CERTIFIES                                               CERTAIN RESTRICTIONS
THAT





IS THE REGISTERED HOLDER OF



           NO PAR VALUE COMMON STOCK -- FULLY PAID AND NON-ASSESSABLE



shares of the Common Stock of GLB Bancorp, Inc. (the "Corporation"), incorporated under the laws of the State of Ohio.

     The shares evidenced by this Certificate are transferable only on the books of the Corporation by the holders hereof, in person or by a duly authorized attorney or legal representative, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation and all amendments thereto.

     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. The shares evidenced hereby are not an account of an insurable type and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its facsimile seal to be affixed hereto.

Dated:


      /s/ Andrew L. Meinhold                         /s/ Richard T. Flenner, Jr.

          EXECUTIVE VICE PRESIDENT                       PRESIDENT



                            [GREAT LAKES BANK SEAL,
                               LAKE COUNTY, OHIO]












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        The Corporation is authorized to issue more than one class of stock, including a class of preferred stock which may be issued in one or more series. The Corporation will furnish to any stockholder, upon written request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and, with respect to the issuance of any preferred stock to be issued in series, the relative rights and preferences between the shares of each series so far as the rights and preferences have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full accordance to applicable laws or regulations:


TEN COM - as tenants in common         UNIF GIFT ACT -       Custodian
TEN ENT - as tenants by the                           --------         --------
          entireties                                  (Cust)            (Minor)
JT TEN -  as joint tenants with right
          of survivorship and not as           under Uniform Gifts to Minors
          tenants in common                    Act
                                                   ----------
                                                    (State)

     Additional abbreviations may also by used though not in above list.


For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                         shares
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of Common Stock represented by this Certificate, and do hereby irrevocably constitute and appoint

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as a duly authorized attorney or legal representative, to transfer the said shares on the books of the Corporation.

Dated
     ---------------------
                                                   ----------------------------
                                                   Signature

Notice: The signature to this assignment must      ----------------------------
correspond with the name written upon the face     Signature
of this Certificate in every particular without alteration or any change whatever.

Signature(s) Guaranteed:


----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.